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                                                                    EXHIBIT 10.9

                                AMENDMENT 2001-1

                           MERCURY GENERAL CORPORATION
                               PROFIT SHARING PLAN

          WHEREAS, Mercury General Corporation (the "Company") maintains the Mercury General Corporation Profit Sharing Plan (the "Plan"); and

          WHEREAS, pursuant to Section 9.1 of the Plan, the Company is authorized to amend the Plan; and

          WHEREAS, the Company has previously determined that it is in the best interests of the Company to merge the Plan with the Concord Insurance Services, Inc. 401(k) Plan (the "Concord Plan") (the "Merger"), with the Plan to be the survivor of the Merger; and

          WHEREAS, the Company desires to amend the Plan to effectuate the Merger.

          NOW, THEREFORE, this Amendment 2001-1 is hereby adopted effective October 1, 2001:

     1. The following Appendix is added to the Plan:

"APPENDIX D: SPECIAL PROVISIONS FOR FORMER PARTICIPANTS IN THE CONCORD PLAN

D.1  Participants Subject to this Appendix.
     -------------------------------------

          Effective October 1, 2001 (the "Concord Merger Date"), the Concord Insurance Services, Inc. 401(k) Plan (the "Concord Plan") merged with the Plan. The Plan is the survivor of the merger. Each Eligible Employee who, prior to the Concord Merger Date, was a participant in the Concord Plan is subject to the provisions of this Appendix D (a "Concord Participant").

D.2  Service.
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          With respect to a Concord Participant, service under the Plan shall include such employee's period of service taken into consideration under the Concord Plan as of the Concord Merger Date.

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D.3  Investments.
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          The Committee shall adopt such rules as it deems appropriate for the transfer of investments under the Concord Plan to the Plan's investments.

D.4  Vesting.
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          (a) Each Concord Participant who has not previously forfeited the unvested portion of his accounts under the Concord Plan (his "Concord Account") shall continue to vest in such Concord Account according to the following schedule:

                                 Nonforfeitable
       Years of Service           Percentage
  ---------------------------   --------------
          Less than 2                  0%
  At least 2, but less than 3         20%
  At least 3, but less than 4         40%
  At least 4, but less than 5         60%
  At least 5, but less than 6         80%
           6 or more                 100%

          (b) A Concord Participant's interest in the balance of his or her accounts accrued under the Plan will vest in accordance with Article VI of the Plan.

D.5  Distributions.
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          (a) Concord Transition Period. The Concord Transition Period is the
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          period between the adoption of Amendment 2001-1 to the Plan and April
          1, 2002.

          (b) Distributions. Distributions of a Concord Participant's entire
              -------------
          account during the Concord Transition Period shall be paid in accordance with payment provisions of the Concord Plan as in effect prior to the Concord Merger Date (notwithstanding the lump sum payment provisions of Article VII of the Plan). Distributions of a Concord Participant's entire account made after the Concord Transition Period shall be paid in accordance with Article VII of the Plan, notwithstanding any former provision of the Concord Plan.

          (c) Early Withdrawals. Upon written request to the Committee, and in
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          accordance with rules established by the Committee, a Concord
          Participant may withdraw all or any portion of his Concord Account at any time after the Concord Participant has reached the age of 59 1/2. Notwithstanding the foregoing, a Concord Participant may not cumulatively withdraw any amount greater than such Concord Participant's balance in his Concord Account at the Concord Merger Date.

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          (d) Loans. Loans to a Concord Participant made under the Concord Plan
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          before the Concord Merger Date shall be governed by the loan provisions of the Concord Plan as in effect immediately before the Concord Merger Date, notwithstanding any contrary provision in the Plan. No new loans shall be made to any Concord Participant under the provisions of the Concord Plan after the Concord Merger Date."

          IN WITNESS WHEREOF, this Amendment 2001-1 is hereby adopted this 30th day of October, 2001.

                                                    MERCURY GENERAL CORPORATION


                                                    By: /s/ George Joseph
                                                        ------------------------

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